Exhibit 99.1

November 2016 © 2016 Glaukos Corporation.

2 © 2016 Glaukos Corporation. DISCLAIMER All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including the company’s revised revenue guidance for 2016. Although we believe that we have a reasonable basis for forward-looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties include, without limitation, uncertainties about our ability to maintain profitability; our dependence on the success and market acceptance of the iStent®; our ability to leverage our sales and marketing infrastructure to increase market penetration and acceptance of our products; our dependence on a limited number of third-party suppliers for components of our products; the occurrence of a crippling accident or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; maintaining adequate coverage or reimbursement by third-party payors for procedures using the iStent or other products in development; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to successfully develop and commercialize additional products; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future competitors (including MIGS competitors) that are large public companies or divisions of publicly traded companies that have competitive advantages; the timing, effect and expense of navigating different regulatory approval processes as we develop additional products and penetrate foreign markets; the impact of any product liability claims against us and any related litigation; the effect of the extensive and increasing federal and state regulation in the healthcare industry on us and our suppliers; the lengthy and expensive clinical trial process and the uncertainty of outcomes from any particular clinical trial; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors that could develop and commercialize similar or identical products; the impact of any claims against us of infringement or misappropriation of third party intellectual property rights and any related litigation; and the market’s perception of our limited operating history as a public company. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the Securities and Exchange Commission on November 14, 2016. Our filings with the Securities and Exchange Commission are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this press release, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

GLAUKOS®

is transforming glaucoma therapy

LARGE MARKET	UNMET NEED	DEMONSTRATED EXECUTION	JUST THE BEGINNING
Growing $5bn global opportunity[1]	Significant drawbacks of current treatments	Broad reimbursement and highly successful launch	Advanced portfolio of micro-scale injectable therapies

[1] *Market Scope estimate for 2016 total global glaucoma market, Sept. 2016*

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© 2016 Glaukos Corporation.
GLAUKOS®

Reducing treatment IOP is the only proven for glaucoma 3 intraocular pressure (IOP) 1 OAG 2016 2021 increase from 83mm in 2016 to 2016 2021 Open-Angle Glaucoma All Glaucoma 4 © 2016 Glaukos Corporation. Aging Population Drives Glaucoma Prevalence US GLAUCOMA POPULATION1 (in millions) 5 4 Typically associated with elevated Open-angle glaucoma (OAG) is2 most common type and majority of patients have mild-to-moderate Global glaucoma population to0 94mm in 20211$5 billion market2$7 billion market2 1 Market Scope estimates for glaucoma prevalence; excludes ocular hypertension, Sept. 2016 2 Market Scope estimates for total global glaucoma market, Sept. 2016 5.0 4.5 4.0 3.6

© 2016 Glaukos Corporation. 5 How The Eye’s Drainage System Works Elevated IOP occurs whenSecondary outflow pathway is aqueous humor outflow throughthe suprachoroidal space the trabecular meshwork and into Schlemm’s canal is reduced due to degeneration and obstruction

Conventional Glaucoma Treatment Options

Significant drawbacks limit effectiveness, create challenges for physicians & patients

01


Xalatan
0.005%

Prescription Eye Drops

High non-compliance rates

Complex, frequent and lifelong dosing regimens; adverse side effects

Recurring expense for patient and payor

02



Laser

Effects dissipate within 1-5 years

Repeat procedures less effective

Medication may still be necessary post-treatment

03



Invasive Surgery

High complication and failure rates

Lack of long-term efficacy

Medication may still be necessary post-treatment

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© 2016 Glaukos Corporation.
GLAUKOS

© 2016 Glaukos Corporation. 7 iStent® vs. Conventional Surgery Conventional Surgery

Our Solution Portfolio:
Transformational Shift to Micro-Scale Injectable Therapy

Precision solutions for complete range of glaucoma disease states & progression

Injectable Flow Platform			Injectable Drug Delivery
iStent® Used in combination with cataract surgery	**iStent Inject®** Injectable 2-stent therapy for combo-cataract and standalone procedures	**iStent Supra®** Designed to access secondary outflow pathway	**iDose™** Targeted injectable drug-delivery implant; sustained drug therapy









RESTORE FLOW → FURTHER ENHANCE FLOW → COMBINATION DRUG & FLOW

iStent Inject, iStent Supra and iDose are not approved by the FDA. iStent Inject and iStent Supra are currently being evaluated in IDE clinical trials; iDose is currently being evaluated in Phase II IND clinical trial.

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication.

© 2016 Glaukos Corporation.

GLAUKOS®

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Comprehensive Clinical Results © 2016 Glaukos Corporation. 9

FDA Approved June 2012:
iStent Shown to Reduce IOP

At 12 months, *85%* of iStent + cataract surgery group was medication free

First prospective, randomized, open label, multi-center, controlled, US IDE clinical trial ever conducted in support of a glaucoma device

Both groups managed to same IOP threshold

iStent + cataract surgery had similar overall safety profile to cataract surgery only

US Pivotal Trial Results

Primary Endpoint
IOP ≤ 21 mm Hg w/o meds

Secondary Endpoint
IOP ↓ ≥ 20% w/o meds


50%
68%
p = 0.004
47%
64%
p = 0.010

AT 12 MONTHS

iStent + Cataract Surgery (n=117) Cataract Surgery Only (n=123)

© 2016 Glaukos Corporation.

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AT 36 MONTHS… CONSISTENT COHORT THROUGH 3 YEARS (n=39) 24 Preop Month 12 Month 24 Month 36 86% decision to implant based on eyes followed through 36 mean number of 11 Mean IOP (mm Hg) © 2016 Glaukos Corporation. Compelling Clinical Results: Single iStent + Cataract Surgery Achieves < 15 mm Hg Through 3 Years MEAN IOP 23.4Reduction in Mean IOPReduction in Mean # of Meds 20 1613.914.314.9 1236% Consecutive series of 62 eyes;In consistent cohort of 39Over same period, patient desire to reduce topicalmonths, mean IOP wastopical meds declined meds and intent to offer14.9 mm Hg, a 36%from 1.9 to 0.3, or surgical treatment withreduction86% favorable safety profile Neuhann T, J Cataract Refract Surg 2015

20 16.37 15.17 13.6 16 Preop 1M 6M 12M 18M 24M Group 3: IOP not controlled Group 2: IOP not controlled Group 1: IOP controlled 12 Mean IOP (mm Hg) Mean IOP (mm Hg) © 2016 Glaukos Corporation. Compelling Clinical Results: US Retrospective Studies of Single iStent + Cataract Surgery MEAN IOPMEAN IOP THROUGH 2 YEARSTHROUGH 1 YEAR (n=134) 22Preop 19.332019.119.3Year 1 18 15.6716.4416.2916 1412.712.613.6 12 1210 (n=107)(n=102)(n=82)(n=98)(n=77)(n=107)on ≥ 1 med (n=65)on ≤ 2 meds (n=31)on ≥ 3 meds (n=38) A consistent cohort of 107 open-Study represents the largestStudy of 3 patient groups showedMajority of subjects were Hispanic, angle glaucoma eyes followedsample size published to date7-34% decrease in meana population segment with higher-through 2 years achieved mean IOPregarding iStent inmedicated IOP; groups 1, 2, and 3than-average incidence and reduction of 22%, and 56%combination with cataractreduced mean meds by 75%, 64%prevalence of open-angle reduction in mean medications tosurgeryand 44%, respectively; favorableglaucoma 0.6 medssafety profile across all groups Ferguson J Berdahl J, Clinical Ophthalmology 2016Gallardo M, Clinical Ophthalmology 2016

After mean follow-up of 16.5 16.3 16.1 16.1 15.9 Preop Month 1 Year 1 Year 2 Year 3 Year 4 Year 5 Final 13 mm Hg © 2016 Glaukos Corporation. Compelling Clinical Results: Long-term Efficacy of iStent + Cataract Surgery Shown in International Study + CATARACT SURGERY 2019.4Mean IOP 54months, 42%of1817.417.3 patientsweremedication16 free 14 Prospective, non-comparative,Mean IOP decreased to 16.3 mm uncontrolled, non-randomized,Hg versus preoperative interventional case series study of 19medicated IOP of 19.4 mm Hg; patients with uncontrolled mild-to-mean number of topical12 moderate OAG using 1 or more topicalmedications used declined from(n=19)(n=19)(n=19)(n=19)(n=19)(n=16)(n=13)(n=19) glaucoma medications1.3 to 0.8 Arriola-Villalobos P et al Br J Ophthalmol January 2012

Compelling Clinical Results:
International Study Shows IOP-Lowering Capability of 1, 2 and 3 iStents

Demonstrates potential to titrate treatment based on patient's specific disease state severity & progression

Prospective, randomized study of 119 OAG patients with preoperative unmedicated IOP of 22-38 mm Hg

Patients randomized to receive 1, 2 or 3 iStents in standalone procedure; follow-up to continue for 5 years

Safety data similar across all stent groups

Mean IOP at 18 Months without Glaucoma Medications



26
22
18
14
10
mm Hg
15.9
14.1
12.2
Mean preop medicated IOP
Mean preop IOP after washout
Month 18 mean IOP without medication
1 Stent
2 Stent
3 Stent

Katz LJ et al Clinical Ophthalmology 2015

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication.

© 2016 Glaukos Corporation.

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Compelling Clinical Results:
International Study Shows IOP-Lowering Capability of 1, 2 and 3 iStents

Demonstrates potential to titrate treatment based on patient's specific disease state severity & progression

Prospective, randomized study of 119 OAG patients with preoperative unmedicated IOP of 22-38 mm Hg

Patients randomized to receive 1, 2 or 3 iStents in standalone procedure; follow-up to continue for 5 years

Safety data similar across all stent groups

Proportional Analyses of IOP at 12 Months without Glaucoma Medications



% of eyes
65%
89%
89%
85%
90%
90%
92%
92%
92%
1 Stent Group (n=37)
2 Stent Group (n=41)
3 Stent Group (n=38)
IOP ≤ 15 mm Hg
IOP ≤ 18 mm Hg
IOP ↓ ≥ 20% vs baseline

Katz LJ et al Clinical Ophthalmology 2015

The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication.

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© 2016 Glaukos Corporation.
GLAUKOS

97% achieved ≥ 20% 26.4 13.6 13.7 13.3 13.6 13.4 12.9 12.5 12.2 combining Schlemm’s canal and suprachoroidal 11 Screening Baseline Day 1 Week 1 Month 1 Month 6 Month 12 Month 18 Month 24 Month 30 Month 36 16 Mean IOP (mm Hg) © 2016 Glaukos Corporation. Compelling Combination Clinical Results: International Study of Dual Physiologic Outflow in Failed Trab Patients ++ 1 Medication96% achieved IOP ≤ 15 mm Hg at 36 months 31 26reduction in IOP at 36 22.0months vs preoperative 21medicated IOP 16Underscores power of 12.6 space for refractory 6glaucoma patients (n=80)(n=80)(n=80)(n=80)(n=80)(n=79)(n=78)(n=78)(n=77)(n=77)(n=72) Myers S. AGS 2016 The iStent is approved in the European Union and certain other international markets for use either in combination with cataract surgery or as a standalone procedure in phakic and pseudophakic eyes. In the United States, the iStent is indicated for use in conjunction with cataract surgery for the reduction of IOP in adult patients with mild-to-moderate open-angle glaucoma currently treated with ocular hypotensive medication. iStent Supra is not currently approved by the FDA.

18 Prospective clinical trials currently underway Articles published in journals 17 © 2016 Glaukos Corporation. Clinical Research Program Statistics 55 peer-reviewed

Global Commercial Operations © 2016 Glaukos Corporation. 18

Seizing First Mover Opportunity in Targeted Markets:
Commercial Execution Highlights Since US FDA Approval

US Market Development

Highly successful launch of new market medical device in ophthalmology

Delivered strong revenue and surgeon adoption growth rates

Established seasoned ophthalmic sales force

Investing in multiple programs to acquaint, inform and engage physicians and patients on iStent benefits

US Reimbursement

100% Medicare Administrative Contractor (MAC) coverage within 7 months of launch

100% of national commercial healthcare insurance providers cover iStent procedure

Established 2 category III CPT codes

Separate physician payment approximately $500 higher for iStent + cataract surgery than cataract surgery alone

International Expansion

Secured regulatory approvals for iStent and iStent Inject in targeted markets

Direct sales teams established in Australia, Canada, Germany and Japan; establishing direct selling model in additional markets, including France, Ireland, the Netherlands, Spain, Sweden, the UK and Brazil.

Other international markets served by ophthalmic distributors

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© 2016 Glaukos Corporation.
GLAUKOS®

$35 in net sales $30 +56% Q3 2015 $10 20 © 2016 Glaukos Corporation. Q3 2016 Financial & Operational Performance: Growth Reflects iStent Adoption Trends TOTAL NET SALES (in millions) 13th consecutive quarter of at $29.6least 40% year-over-year growth $25Includes 189% growth in $20international sales, compared to $15YoY Reflects increased unit volume worldwide, driven by increase in $5number of trained surgeons and higher overall iStent utilization $0 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015Q4 2015 Q1 2016 Q2 2016Q3 2016 $19.0

Current & Future Potential MIGS Market Participants

ALCON CYPASS

6.35mm suprachoroidal device for implantation into supraciliary space using guidewire delivery (actual)

IVANTIS HYDRUS

8mm nitinol scaffolding device implanted into Schlemm's canal (image)


iStent
iStent Inject
CyPass
Hydrus
LIBERT

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© 2016 Glaukos Corporation.
GLAUKOS®

(IN MILLIONS) manufacturing and cost structure oY development, iStent adoption and 2013 2014 2015 2016 2015 2016 22 © 2016 Glaukos Corporation. Financial Summary NET SALESGROSS MARGIN Strong net sales growth, driven by increases in trained doctors and same-store sales 8%Ability to leverage efficient Continued investments in pipeline global expansion YTDNine months ended Sept 30 * 2016 gross margin reflects suspension of medical device excise tax for 2016-2017, as well as Q1 2016 iStent inject sales in Australia and Canada for which manufacturing costs had been charged to R&D expense in 2015 86%* 82% $71.7 $51.4 (9 mos) $81.2 (9 mos) +5 Y $45.6 $20.9

Growth Strategies:
Establishing MIGS as OAG Standard of Care

01

Increase US iStent adoption with seasoned sales force, broad reimbursement coverage and compelling clinical results

02

Secure FDA approvals with expanded indications for iStent pipeline products

03

Develop, secure regulatory approval for and commercialize iDose drug-delivery pipeline

04

Extend global reach of MIGS-based platform through targeted international expansion

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© 2016 Glaukos Corporation.
GLAUKOS®

© 2016 Glaukos Corporation. 24